EXHIBIT 99.1
                                                                    ------------

                          DEEP FIELD TECHNOLOGIES, INC.

                NOTICE OF SHAREHOLDER ACTION WITH WRITTEN CONSENT
                               IN LIEU OF MEETING

On January 12, 2007, the Board of Director approved and authorized the AMENDED AND RESTATED SECURITIES EXCHANGE AGREEMENT (the "Agreement") dated as of January 25, 2007, is made by and among DEEP FIELD TECHNOLOGIES, INC., a New Jersey corporation ("the Company"), each of the Persons listed on Schedule A of the Agreement (collectively, the "JV Participants" and each, a "JV Participant"), and BEIJING SINO-US JINCHE YINGANG AUTO TECHNOLOGICAL SERVICES LIMITED, a cooperative joint venture under the laws of The People's Republic of China ("Auto Technological Services") and amends and restates in its entirety the Securities Exchange Agreement, dated as of January 12, 2006, as amended, by and among the Company, the JV Participants and the Auto Technological Services. Additionally, on January 12, 2007, the Board of Directors recommended that the shareholders of the Company approve the Agreement through the written consent of shareholders.

On January 12, 2007, pursuant to Title 14A Section 5-6(2)(a) of the New Jersey Business Corporation Act (the "BCA"), the Board of Directors set the date of January 26, 2007 as the date on which the Board of Directors will tabulate the written consents by the shareholders of the Company of the Agreement. Therefore, on January 26, 2007, the written consents were tabulated and the Company received the written consent of this Agreement representing in the aggregate, 10,500,000 voting shares of the Company, or 51.18% of the voting shares of the Company. On the date thereof, this Agreement was thereby approved by the requisite number of voting shares of the Company.

Pursuant to Title 14A Section 5-6(2)(b) of the BCA, the Company hereby notifies you as a non-consenting shareholder of the written consent of shareholder action in lieu of meeting by the requisite number of voting shareholders (the "Notice of Shareholder Action") that approved the Agreement and such action shall become effective as soon as the conditions precedent to the Agreement are met and no earlier than twenty (20) days from the date of mailing of this Notice of Shareholder Action.

Those conditions precedent delineated in Sections IX and X of the Agreement must be met before the parties thereto may close on the contemplated transaction. [See attached Amended and Restated Securities Exchange Agreement dated January 26, 2007.]

                 NOTIFICATION TO NON-CONSENTING SHAREHOLDERS OF
                     RIGHT TO DISSENT TO SHAREHOLDER ACTION

The Company has determined that pursuant to Title 14A Chapter 11 of the BCA, the non-consenting shareholders have the right to dissent and to be paid the fair value of his shares, provided the non-consenting shareholder files with the Company a written notice of dissent as required by subsection Title 14A Section 11-2(1) within twenty (20) days from the date of mailing of the attached Notice of Shareholder Action. [See attached Amended and Restated Securities Exchange Agreement dated January 25, 2007.]


For your information, the Company has set forth below the required procedure necessary for a non-consenting to properly exercise the shareholder's right to dissent:

     1. Within twenty (20) days following the mailing of the Notice of Shareholder Action, the dissenting shareholder must mail to the Company the Written Objection to Proposed Securities Exchange Agreement by Deep Field Technologies, Inc., or a reasonable facsimile thereto. [See attached Written Objection to Proposed Securities Exchange Agreement by Deep Field Technologies, Inc.]

     2. Within ten (10) days after the date on which such Securities Exchange Agreement takes effect, the Company shall give written notice of the effective date of such corporate action ("Notice of Corporate Action"), by certified mail to each shareholder who filed written notice of dissent pursuant to Title 14A Section 11-2(1).

     3. Within twenty (20) days after the mailing of the Notice of Corporate Action, any shareholder to whom the Company was required to give such notice and who has filed written notice of dissent pursuant to Title 14A Section 11-2(1) may make written demand on the Company for the payment of the fair value of shares held by the dissenting shareholder ("Shareholder Demand for Payment").

     4. Not later than twenty (20 days after filing the Shareholder Demand for Payment for his shares pursuant to Title 14A Section 11-2(3), the shareholder shall submit the certificate or certificates representing his/her shares to the Company upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him/her. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the Company other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

                      [See attached Title 14A Section 11-2]

To assist non-consenting shareholders in determining whether they wish to elect their right to dissent to the Securities Exchange Agreement, the Company has attached the following documents for review and consideration:

     1.   Securities Exchange Agreement dated January 25, 2007.

     2. Audited Balance Sheet as of December 30, 2005 and audited financial statements for the fiscal years ended December 31, 2005 and 2004 for Beijing Sino-US Jinche Yingang Auto Technological Services Limited.

     3. Consulting Agreement between the Company and Jerome Mahoney dated as of the Securities Exchange Agreement closing date.

     4. Consulting Agreement between the Company and Mark Meller dated as of the Securities Exchange Agreement closing date.

     5. Consulting Agreement between the Company and iVoice, Inc. dated as of the Securities Exchange Agreement closing date.

     6. Consulting Agreement between the Company and MM(2) Group, Inc. dated as of the Securities Exchange Agreement closing date.

     7. Termination and Severance Agreement between the Company and Jerome Mahoney dated as of the Securities Exchange Agreement closing date.

     8. Termination and Severance Agreement between the Company and Mark Meller dated as of the Securities Exchange Agreement closing date.

     9. Asset Purchase Agreement between the Company and iVoice, Inc. dated as of the Securities Exchange Agreement closing date.

     10.  Title 14A Sections Section 11-1 and 11-2.

              WRITTEN OBJECTION TO AMENDED AND RESTATED SECURITIES
             EXCHANGE AGREEMENT DATED JANUARY 25, 2007 BY DEEP FIELD
                               TECHNOLOGIES, INC.

TO:     Deep Field Technologies, Inc. (the "Company")
        750 Highway 34
        Matawan, NJ 07747

     I am the holder of record of _________________ [NUMBER] shares of Class A Common Stock, no par value per share, issued by the Company, as evidenced by share _________________ [certificate OR certificates] _________________ [SET
FORTH CERTIFICATE NUMBER OR NUMBERS].

     I hereby notify you that I object to the Amended and Restated Securities Exchange Agreement dated January 25, 2007, as set forth in the Notice of Shareholder Action with Written Consent in Lieu of Meeting.

     In the event that the proposed corporate action becomes effective, I intend to demand payment for my shares, and I hereby demand that notice of the effective action be delivered or mailed to me at the address below:



      Name:____________________________________________________



      Address:_________________________________________________



      City, State and Zip Code:________________________________




By:____________________________


Name:__________________________


Dated: ________________________